Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Manager of Investor Relations, or
Katherine L. Johnston, Investor Relations Analyst
(617) 796-8245
www.fivestarqualitycare.com

Five Star Quality Care, Inc. Reports First Quarter 2008 Results

____________________________________

Newton, MA (May 7, 2008).  Five Star Quality Care, Inc. (AMEX: FVE) today announced its financial results for the quarter ended March 31, 2008.

First Quarter 2008 Financial Highlights:

▪	Total revenues for the first quarter of 2008 increased 9.1% to $258.9 million from $237.2 million for the same period last year.

▪	Net income per share from continuing operations for the first quarter of 2008 was $0.14, basic and diluted, compared to $0.18 and $0.17, basic and diluted, respectively, for the same period last year.

▪
Net income per share from continuing operations in the three months ended March 31, 2007 included a gain from early extinguishment of debt of $3.6 million, or $0.11 per share and $0.09 per share, basic and diluted, respectively.  Without the gain related to the early extinguishment of debt, we would have reported net income per share from continuing operations for the first quarter of 2007 of $0.07, basic and diluted.  We believe this adjusted net income per share from continuing operations is a meaningful disclosure that may help shareholders to better understand our results of operations for the three months ended March 31, 2007. (See page 6 of the Supplemental Information attached hereto for a reconciliation of these adjusted amounts.)

▪	During the three months ended March 31, 2008, we recognized a $3.3 million loss, or $0.10 and $0.08 per share, basic and diluted, respectively, as a result of our holdings in auction rate securities.

▪
Without the loss related to the auction rate securities and the gain related to a 2003 sale of property, we would have reported net income per share from continuing operations, basic and diluted, in the three months ended March 31, 2008 of $0.24 and $0.22, respectively. We believe this adjusted net income per share is a meaningful disclosure that may help shareholders to better understand our results of operations for the three months ended March 31, 2008. (See page 6 of the Supplemental Information attached hereto for a reconciliation of these adjusted amounts.)

▪
The weighted average number of basic and diluted common shares outstanding totaled 31,818,144 and 41,548,913, respectively, for the quarter ended March 31, 2008, and 31,683,601 and 41,414,903, respectively, for the quarter ended March 31, 2007.

First Quarter 2008 Operating Highlights (senior living communities):

▪	Overall occupancy for the first quarter of 2008 was 89.6% compared with 90.2% for the same period a year ago.

▪	Overall average daily rate for the first quarter of 2008 increased by 5% to $142.30, over the same period a year ago.

▪
For those senior living communities that we have operated continuously since January 1, 2007 (comparable communities), occupancy for the first quarter of 2008 was 89.6% compared with 90.2% in the first quarter of 2007.

▪	Comparable communities average daily rate for the first quarter of 2008 increased by 6%, to $143.56, over the same period a year ago.

▪	The percentage of revenue derived from residents’ private resources remained unchanged at 66% compared to the first quarter of 2007.

▪	Wages and benefits as a percentage of senior living revenues for the first quarter of 2008 were 50.3% compared with 51.8% for the first quarter of 2007.

▪
In the first quarter of 2008, we leased an additional 22 senior living communities with 1,743 units which Senior Housing acquired from third parties.  Twenty-one of these communities are assisted living communities (one of which offers some skilled nursing services and one of which offers some independent living services) and one is a continuing care retirement community which offers independent living, assisted living and skilled nursing services.

Conference Call:

On May 7, 2008 at 5:00 p.m. Eastern Standard Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Francis R. Murphy, III, Chief Financial Officer, will host a conference call to discuss the first quarter 2008 financial results.  Following the company’s remarks, there will be a question and answer period.

The conference call telephone number is (866) 550-6338.  Participants calling from outside the United States and Canada should dial (347) 284-6930. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 8:00 p.m. Eastern Time Wednesday, May 14, 2008. To hear the replay, dial (719) 457-0820.  The replay pass code is 7853746.

A live audio webcast of the conference call will also be available in a listen only mode on the company’s web site at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the company’s web site about five minutes before the call.  The archived webcast will be available for replay on the company’s web site for about one week after the call.

About Five Star Quality Care, Inc.:

 Five Star Quality Care, Inc. is a healthcare services company which operates healthcare and senior living communities.  Five Star owns, leases and operates 183 senior living communities with over 19,600 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

Supplemental Information, page 1of 6

FIVE STAR QUALITY CARE, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
	Three months ended March 31,
	2008	2007
Revenues:
Senior living revenue	$216,927	$197,222
Hospital revenue	24,744	26,129
Pharmacy revenue	17,206	13,835
Total revenues	258,877	237,186

Operating expenses:
Senior living wages and benefits	109,094	102,092
Other senior living operating expenses	53,421	49,910
Hospital expenses	22,592	23,624
Pharmacy expenses	16,203	13,591
Rent expense	35,444	32,171
General and administrative expenses	11,133	10,059
Depreciation and amortization	3,635	3,151
Total operating expenses	251,522	234,598

Operating income	7,355	2,588
Interest and other income	2,494	1,420
Interest expense	(1,594)	(1,778)
Unrealized loss on investments in trading securities	(3,270)	-
Gain on extinguishment of debt	-	3,557

Income from continuing operations before income taxes	4,985	5,787
Provision for income taxes	566	208
Income from continuing operations	4,419	5,579
Loss from discontinued operations	(2,802)	(815)

Net income	$1,617	$4,764

Weighted average shares outstanding - basic	31,818	31,684

Weighted average shares outstanding - diluted	41,549	41,415

Basic income per share from:
Continuing operations	$0.14	$0.18
Discontinued operations	(0.09)	(0.03)
Net income per share	$0.05	$0.15

Diluted income per share from:
Continuing operations	$0.14	$0.17
Discontinued operations	(0.07)	(0.02)
Net income per share	$0.07	$0.15

EBITDA(1):
Income from continuing operations:	$4,419	$5,579
Add: income taxes	566	208
Add: depreciation and amortization	3,635	3,151
Add: interest expense	1,594	1,778
Less: interest and other income	(2,494)	(1,420)
EBITDA	$7,720	$9,296

(1)
We consider earnings before interest, taxes, depreciation and amortization, or EBITDA, to be a meaningful measure of our operating performance because it is useful in measuring our ability to service debt, fund capital expenditures and expand our business.  We believe that EBITDA is a meaningful disclosure that may help shareholders to understand better our financial performance, including comparing our performance to similar numbers reported by other companies; however, EBITDA as presented may be not always comparable to amounts calculated by other companies.  This information should not be considered as an alternative to net income, income from continuing operations, operating income, cash flow from operations, or any other operating performance or liquidity measure established by accounting principles generally accepted in the United States.  We have not made any adjustments to reported EBITDA for the three months ended March 31, 2008 and 2007, respectively, relating to the unrealized loss and gain on extinguishment of debt shown in the reconciliations discussed on page 6 of 6 of the supplemental information in this earnings release.

Supplemental Information, page 2 of 6

FIVE STAR QUALITY CARE, INC.
SELECTED BALANCE SHEET DATA
(in thousands, except share data)

	March 31,	December 31,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$52,029	$30,999
Accounts receivable, net of reserve	61,056	58,803
Prepaid expenses and other current assets	23,176	23,782
Investment securities:
Investments in trading securities	-	61,800
Investments in available for sale securities	7,756	7,455
Assets of discontinued operations	2,297	3,178
Total current assets	146,314	186,017

Long term assets:
Property and equipment, net	127,505	131,705
Investments in trading securities	71,580	-
Other long term assets	41,071	42,732
Total assets	$386,470	$360,454

Liabilities and Shareholders’ Equity
Current liabilities	$124,980	$104,063
Long term liabilities	29,942	27,259
Mortgage notes payable, long term	15,768	15,810
Convertible Senior notes	126,500	126,500
Shareholders’ equity: 31,818,144 shares issued and outstanding at March 31, 2008 and December 31, 2007	89,280	86,822
Total liabilities and shareholders’ equity	$386,470	$360,454

Supplemental Information, page 3 of 6

FIVE STAR QUALITY CARE, INC.
SENIOR LIVING COMMUNITY OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended March 31,
	2008	2007

No. of communities (end of period)	183	160
No. of living units (end of period)	19,666	17,909

Occupancy	89.6%	90.2%
Average daily rate (ADR)	$142.30	$135.65
ADR % growth	5%

Percent breakdown of net senior living revenues:
Medicare	16%	16%
Medicaid	18%	18%
Private	66%	66%
Total	100%	100%

Net senior living revenues	$216,927	$197,222
Net senior living revenues % growth	10%

Community expenses (2)	$162,515	$152,002
Community expenses (2) as a % of net senior living revenues	75%	77%
Community expenses (2) % growth	7%

(1)	Excludes data for discontinued operations and for pharmacy and hospital operations.
(2)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income

Supplemental Information, page 4 of 6

FIVE STAR QUALITY CARE, INC.
COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended March 31, (2)
	2008	2007

No. of communities (end of period)	160	160
No. of living units (end of period)	17,867	17,867

Occupancy	89.6%	90.2%
Average daily rate (ADR)	$143.56	$135.65
ADR % growth	6%

Percent breakdown of net senior living revenues:
Medicare	16%	16%
Medicaid	18%	18%
Private	66%	66%
Total	100%	100%

Senior living revenues	$209,102	$197,222
Senior living revenues % growth	6%

Community expenses (3)	$156,739	$152,002
Community expenses (3) as a % of net senior living revenues	75%	77%
Community expenses (3) % growth	3%

(1)	Excludes data for discontinued operations and for pharmacy and hospital operations.
(2)	Communities that we operated continuously since January 1, 2007.
(3)	Community expenses equal senior living wages and benefits and other senior living operating expenses.

Supplemental Information, page 5 of 6

FIVE STAR QUALITY CARE, INC.
OTHER OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended March 31,
	2008	2007
No. of communities (2) (end of period):
Assisted living & independent living communities, owned	13	12
Assisted living & independent living communities, leased	121	99
Total no. of assisted living & independent living communities	134	111

Skilled nursing communities, owned	2	2
Skilled nursing communities, leased	47	47
Total no. of skilled nursing communities	49	49

Total no. of communities	183	160

No. of living units (end of period):
Assisted living & independent living communities, owned	1,060	1,022
Assisted living & independent living communities, leased (3)	14,194	12,471
Total no. of assisted living & independent living units	15,254	13,493

Skilled nursing communities, owned	271	273
Skilled nursing communities, leased (4)	4,141	4,143
Total no. of skilled nursing living units	4,412	4,416

Total no. of living units	19,666	17,909

Rehabilitation hospital units	321	321

Senior living revenues:
Assisted living & independent living communities	$149,322	$134,420
Skilled nursing communities	65,596	61,488
Other (5)	2,009	1,314
Total senior living revenues	$216,927	$197,222

Assisted living & independent living communities occupancy	90.4%	91.1%
Assisted living & independent living communities ADR	$127.11	$121.54
Assisted living & independent living communities ADR % growth	5%

Skilled nursing communities occupancy	87.1%	87.6%
Skilled nursing communities ADR	$187.58	$176.61
Skilled nursing communities ADR % growth	6%

Rehabilitation hospital occupancy	65.7%	65.2%

(1)	Excludes data for discontinued operations and for pharmacy operations.
(2)	Communities are categorized by the type of living units which constitute a majority (or plurality) of the total living units at the community.
(3)
Includes 1,869 and 1,654 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three months and year ended March 31, 2008 and 2007, respectively.

(4)
Includes 66 and 95 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three months and year ended March 31, 2008 and 2007, respectively.

(5)	Other senior living revenue relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include pharmacy or hospital operations.

Supplemental Information, page 6 of 6

Reconciliation of Income from Continuing Operations to Income from Continuing Operations excluding the unrealized loss related to the auction rate securities for the three months ended March 31, 2008 (in thousands, except per share data):

	For the three months ended March 31, 2008
	Amount	Per Share Basic	Per Share Diluted
Income from continuing operations	$4,419	$0.14	$0.14
Add unrealized loss related to the auction rate securities	3,270	0.10	0.08

Income from continuing operations excluding the loss related to auction rate securities (1)	$7,689	$0.24	$0.22

(1)
We believe this adjusted amount is a meaningful disclosure that may help shareholders to understand better our results of operations for the three months ended March 31, 2008.  This information should not be considered as an alternative to income from continuing operations or income from continuing operations per share or any other operating or performance measure established by accounting principles generally accepted in the United States.

______________________________________________________________________________________

Reconciliation of Income from Continuing Operations to Income from Continuing Operations excluding the gain on extinguishment of debt for the three months ended March 31, 2007 (in thousands, except per share data):

	For the three months ended March 31, 2007
	Amount	Per Share Basic	Per Share Diluted(1)
Income from continuing operations	$5,579	$0.18	$0.17
Deduct gain on extinguishment of debt	(3,557)	(0.11)	(0.09)

Income from continuing operations excluding the gain related to extinguishment of debt (2)	$2,022	$0.07	$0.07

(1)	The effect of our 3.75% convertible senior notes on income from continuing operations excluding the gain related to extinguishment of debt is anti-dilutive for the three months ended March 31, 2007.
(2)
We believe this adjusted amount is a meaningful disclosure that may help shareholders to understand better our results of operations for the three months ended March 31, 2007.  This information should not be considered as an alternative to income from continuing operations or income from continuing operations per share or any other operating or performance measure established by accounting principles generally accepted in the United States.